SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 15, 2003

BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of ABFS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1, Class A, Class A-IO, Class M, Class X, Class I and Class R)

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-91334-03                 13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)




Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFS Mortgage Loan Trust 2003-1 Mortgage Pass-Through
Certificates,  Series 2003-1  pursuant to the terms of the Pooling and Servicing
Agreement, dated as of March 1, 2003 among Bear Stearns Asset Backed Securities,
Inc. as Depositor,  American  Business  Credit Inc.,  as Servicer,  and JPMorgan
Chase Bank, as Trustee, Collateral Agent and Back-up Servicer.

     On  May  15,  2003  distributions  were  made to the  Certificateholders.
Specific  information  with respect to these  distributions  is filed as Exhibit
99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 15, 2003 as Exhibit 99.1.



                                      -2-

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BEAR STEARNS ASSET BACKED SECURITIES INC.
ABFS Mortgage Loan Trust 2003-1
Mortgage Pass-Through Certificates, Series 2003-1
-----------------------------------------------------------------------------



SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,

Date:  May 20, 2003              By: /s/  Jennifer McCourt
                                     -----------------------------
                                     Jennifer McCourt
                                     Vice President






                                      -3-
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INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         May 15, 2003


                                      -4-



                                  Exhibit 99.1

                         Statement to Certificateholders
                                  May 15, 2003


                                      -5-
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                        ABFS MORTGAGE LOAN TRUST 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 May 15, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                               ENDING
               FACE         PRINCIPAL                                                   REALIZED     DEFERRED        PRINCIPAL
CLASS         VALUE          BALANCE      PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        387,000,000.00   386,457,459.69  2,932,807.09    1,217,341.00   4,150,148.09      0.00         0.00     383,524,652.60
M         63,000,000.00    63,000,000.00          0.00      147,525.01     147,525.01      0.00         0.00      63,000,000.00
R                  0.00             0.00          0.00            0.00           0.00      0.00         0.00               0.00
TOTALS   450,000,000.00   449,457,459.69  2,932,807.09    1,364,866.01   4,297,673.10      0.00         0.00     446,524,652.60

AIO      118,125,000.00   118,125,000.00          0.00      393,750.00     393,750.00      0.00         0.00     118,125,000.00
X                  0.00             0.00          0.00            0.00           0.00      0.00         0.00               0.00
I                  0.00             0.00          0.00            0.00           0.00      0.00         0.00               0.00

M1        25,875,000.00    25,875,000.00          0.00       60,590.63      60,590.63      0.00         0.00      25,875,000.00
M2        23,625,000.00    23,625,000.00          0.00       55,321.88      55,321.88      0.00         0.00      23,625,000.00
M3        13,500,000.00    13,500,000.00          0.00       31,612.50      31,612.50      0.00         0.00      13,500,000.00
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A         000759DE7     998.59808705    7.57831289      3.14558398     10.72389687          991.01977416
M         000759DG2   1,000.00000000    0.00000000      2.34166683      2.34166683        1,000.00000000
TOTALS                  998.79435487    6.51734909      3.03303558      9.55038467          992.27700578

AIO       000759DF4   1,000.00000000    0.00000000      3.33333333      3.33333333        1,000.00000000

M1        000759DG2   1,000.00000000    0.00000000      2.34166686      2.34166686        1,000.00000000
M2        000759DG2   1,000.00000000    0.00000000      2.34166688      2.34166688        1,000.00000000
M3        000759DG2   1,000.00000000    0.00000000      2.34166667      2.34166667        1,000.00000000
 -----------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
  A       3.780000%       3.780000%    3.780000%
  M       0.000000%       2.810000%    0.000000%
  M1                      2.810000%    0.000000%
  M2                      2.810000%    0.000000%
  M3                      2.810000%    0.000000%

  AIO     4.000000%       4.000000%    4.000000%
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                                 450 W. 33rd St
                            New York, New York 10001
                              Tel: (212) 946-3881
                              Fax: (212) 946-8302
                    Email: Joseph.M.Costantino@JPMorgan.com